UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	001-34762	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

255 East Fifth Street, Suite 700, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

(877) 322-9530

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.

On July 28, 2017, First Financial Bancorp. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement, dated July 28, 2017, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, (the “ATM Prospectus”), relating to the offer and sale of common shares remaining unsold under the Company’s existing at-the-market equity offering program. The ATM Prospectus was filed as a result of the Company filing with the SEC a new universal shelf registration statement on Form S-3 on July 28, 2017, which became immediately effective upon filing and replaced the Company’s previously filed universal shelf registration statement on Form S-3.

An opinion of Vorys, Sater, Seymour and Pease LLP with respect to the validity of common shares that may be offered and sold pursuant to this prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.	The following exhibits are being filed herewith:

5.1	Opinion of Vorys, Sater, Seymour and Pease LLP regarding legality of shares.
23.1	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2017

FIRST FINANCIAL BANCORP.

By:	/s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer